Right-of-use assets	12 Months Ended
Dec. 31, 2021
Disclosure of quantitative information about right-of-use assets [abstract]
Right-of-use assets
3.4 Right-of-use assets

(CHF in thousands)	Storage	Stores & showrooms	Offices	Cars	Total

Cost at January 1, 2020	—	793	4,258	3,290	8,341

Additions	9,782	7,350	4,513	995	22,640
Disposals	—	(42)	—	—	(42)
Currency translation	—	(724)	(160)	(141)	(1,025)
Cost at December 31, 2020	9,782	7,377	8,611	4,144	29,914
Additions	68,397	7,587	95,039	818	171,842
Disposals	—	—	(130)	(326)	(456)
Currency translation	(302)	(128)	(628)	(90)	(1,147)
Cost at December 31, 2021	77,878	14,836	102,892	4,547	200,153
Accumulated Depreciation at January 1, 2020	—	(53)	(1,649)	(1,559)	(3,261)
Depreciation	(244)	(1,107)	(1,666)	(1,113)	(4,131)
Disposals	—	—	8	69	77
Currency translation	—	73	48	76	197
Accumulated Depreciation at December 31, 2020	(244)	(1,088)	(3,267)	(2,596)	(7,195)
Depreciation	(4,801)	(1,859)	(7,917)	(968)	(15,544)
Disposals	—	—	87	189	276
Currency translation	57	(16)	133	27	200
Accumulated Depreciation at December 31, 2021	(4,988)	(2,963)	(10,964)	(3,348)	(22,263)
Net Value
at January 1, 2020	—	739	2,609	1,732	5,080
at December 31, 2020	9,538	6,289	5,344	1,548	22,719
at December 31, 2021	72,889	11,873	91,928	1,199	177,890

The corresponding lease liabilities are reported in other current financial liabilities and other non-current financial liabilities, respectively. Refer to 4.3 Financial liabilities for additional information.

Accounting policies
On leases storage space, various offices, retail stores (including pop-ups), showrooms and cars. Lease contracts typically run for up to ten years, some include extension options.

At inception of a contract, On assesses whether it is a lease or contains a lease component. A right-of-use asset and a lease liability is recognized at the lease commencement date considering any relevant contractual condition. Short-term leases with a lease term of 12 months or less and low-value leases are recognized as an expense in the income statement on a straight-line basis over the lease term.

The right-of-use asset is initially measured at cost and, subsequently, at cost less accumulated depreciation and impairment losses as well as certain lease liability remeasurements. These costs comprise discounted and unpaid lease payments adjusted by initial direct cost, prepaid expenses, dismantling cost, and lease incentives received.

Depreciation is calculated on a straight-line basis over the shorter of the assets or asset categories’ useful life and the respective lease term:
•Storage: 10 years
•Offices: 2 to 15 years
•Stores and showrooms: 3 to 10 years
•Cars: 1 to 3 years
•
The lease liability is initially measured at the present value of any lease payments that are not paid at the commencement date and are discounted using On’s incremental borrowing rate. The lease liability is subsequently increased by the interest cost on the lease liability and decreased by the lease payments made. It is remeasured when there is a change in an input parameter or in the underlying estimates and assessments.

On only acts as lessee, not as lessor. For future lease obligations refer to 4.3 Financial liabilities

Significant judgments and accounting estimates
On uses judgement to determine the lease term for some lease contracts which include extension and or termination options. The assessment of whether On is reasonably certain to exercise such options impacts the lease term which significantly affects the amount of right-of-use assets and lease liabilities recognized. A reassessment only happens when a significant event or change in circumstance occurs that is within the control of On and affects whether it is reasonably certain to exercise an option.

Furthermore, judgement is required to determine an appropriate incremental borrowing rate.